UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,

Jamaica, NY 11434

(Address of Principal Executive Offices)

(718) 978-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Amendment to a Material Definitive Agreement.

Amendment to Promissory Notes

As previously announced, on February 21, 2023, Unique Logistics International, Inc., a Nevada corporation (“Unique” or the “Company”), issued to Unique Logistics Holdings Limited, a Hong Kong corporation (“ULHL”), three promissory notes, as amended, with an original principal amount of (i) $2,500,000 (the “Net Assets Note”), (ii) $2,000,000 (the “Second Net Assets Note”), and (iii) $2,000,000 (the “Taiwan Note”), respectively.

On October 3, 2023, the Company and ULHL agreed to cancel, replace and supersede the Net Assets Note and the Taiwan Note, each in their entirety, in favor of a newly issued promissory note as of the same date (the “New Note”). The New Note includes the remaining balances of the Net Assets Note and the Taiwan Note, with an additional loan in the principal amount of $1,100,000 for an aggregate principal amount of $4,500,000. The New Note matures on March 31, 2025, and has an interest rate of 15% per annum.

On October 9, 2023, the Company amended the Second Net Assets Note (the “Amended Second Net Assets Note” together with the New Note, the “Notes”), which extended the maturity date thereof from February 21, 2024, to March 31, 2025. The Amended Second Net Assets Note includes simple interest that shall begin to accrue on February 21, 2024, at the rate of fifteen percent (15%) per annum until such time as the principal amount is paid in full.

The foregoing descriptions of the New Note and the Amended Second Net Assets Note do not purport to be complete and are qualified in its entirety by reference to the Notes, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1*	Promissory Note, dated as of October 3, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.2*	Promissory Note, dated as of October 9, 2023, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: October 10, 2023	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer